Exhibit 99.1

CORPORATE PRESENTATION

LOCAL SHARPSHOOTER ADVANTAGE CORE REDEVELOPMENT EXCEPTIONAL GROWTH IRREPLACEABLE CORNER PORTFOLIO PEER LEADING VALUE CREATION INSTITUTIONAL JOINT VENTURE PIPELINE VERTICAL MIXED-USE REDEVELOPMENT AMREIT’S IRREPLACEABLE CORNER PORTFOLIO 3

THE PLATFORM AmREIT is a 30-year-old company in which management owns 7.5% of the stock. Approximately half of our G&A is covered by fees from institutional joint ventures. AMREIT’S PLATFORM 4

THE MARKETS AmREIT has the highest quality portfolio, with local expertise in 5 fast-growing, affluent, densely populated urban markets. With such strong local relationships over 50% of acquisition transactions have been off-market. AMREIT’S IRREPLACEABLE CORNERS 5

HOUSTON AFIRE top 4 global city for real estate investment, behind only New York, San Francisco, and London. 6

THE COURTYARD AT POST OAK HOUSTON, TX HIGHLIGHTS -13,597 SF OF EXISTING RETAIL ON 1.6 ACRES - LOCATED AT THE MOST ICONIC AND VISIBLE CORNER IN THE UPTOWN DISTRICT -THE HEART OF A RAPIDLY DENISIFYING AREA -FULLY ENTITILED AND NO USE OR FAR RESTRICTIONS DEMOGRAPHICS -$128,487 HHI IN 1-MILE RADIUS -81,316 HOUSEHOLDS IN 3-MILE RADIUS -210,911 DAYTIME POPULATION IN 3-MILE RADIUS -29,000 CPD ON POST OAK AND 37,000 CPD ON SAN FELIPE 7

HOUSTON Houston is the energy capital of the world, and the Uptown District is the epicenter for this growth. 8

UPTOWN PARK HOUSTON, TX HIGHLIGHTS -UPTOWN PARK LOCATED ON 17 ACRES OF LAND ANCHORS THE NORTH END OF POST OAK BLVD. IN THE UPTOWN DISTRICT OF HOUSTON. -THE UPTOWN DISTRICT IS HOUSTON’S #1 RETAIL AND MIXED-USE DISTRICT. DEMOGRAPHICS -$137,162 HHI IN 1-MILE RADIUS -76,491 HOUSEHOLDS IN A 3-MILE RADIUS -209,830 DAYTIME POPULATION IN A 3-MILE RADIUS -250,000 CPD PASS DIRECTLY IN FRONT OF UPTOWN PARK ON LOOP 610 9

HOUSTON Houston is expected to lead the state and nation in population and job growth from 2014-2040 according to the Perryman Group. 10

PLAZA IN THE PARK HOUSTON, TX HIGHLIGHTS PLAZA IN THE PARK IS A KROGER ANCHORED SHOPPING CENTER THAT SITS IN THE SHADOWS OF THE GREENWAY PLAZA OFFICE DISTRICT. IT IS AT THE FRONT DOOR TO WEST UNIVERSITY, WHICH REPRESENTS THE MOST AFFLUENT ZIP CODE IN THE STATE WITH A $240,151 MEAN HOUSEHOLD INCOME. DEMOGRAPHICS -85,402 HOUSEHOLDS IN A 3-MILE RADIUS -292,289 DAYTIME POPULATION IN A 3-MILE RADIUS -EXPOSURE TO 41,000 CPD 11

DALLAS Dallas is home to more Fortune 500 companies than any other city outside New York. 12

UPTOWN PLAZA DALLAS, TX HIGHLIGHTS UPTOWN PLAZA DALLAS IS LOCATED DIRECTLY ACROSS FROM THE RITZ-CARLTON AND THE CRESCENT, A 1.3 MILLION SF MIXED-USE PROJECT, IN THE DALLAS UPTOWN DISTRICT. THE CENTER SERVICES HIGH-PROFILE AND AFFLUENT AREAS SUCH AS THE TURTLE CREEK CORRIDOR, VICTORY PARK, CITY PLACE AND THE ARTS DISTRICT. STREETLIGHTS RESIDENTIAL IS NOW DEVELOPING A 23-STORY LUXURY RESIDENTIAL TOWER ON A CONTIGUOUS TRACT AMREIT SOLD TO THEM. DEMOGRAPHICS -$92,177 HHI IN A 1-MILE RADIUS -73,930 HOUSEHOLDS IN A 3-MILE RADIUS -251,374 DAYTIME POPULATION IN 13

SAN ANTONIO San Antonio is home to the two most popular tourist attractions in the state of Texas: The River Walk and the Alamo 14

SOUTH BANK ON THE RIVER WALK SAN ANTONIO, TX HIGHLIGHTS THE SOUTH BANK ON THE RIVER WALK IS A 3-STORY PROPERTY THAT OCCUPIES AN ENTIRE BLOCK OF THE #1 TOURIST ATTRACTION IN TEXAS, THE SAN ANTONIO RIVER WALK. THE RIVER WALK HAS OVER 11.5 MILLION PEDESTRIANS EACH YEAR, WHICH IS MORE THAN THE CHICAGO’S MIRACLE MILE. 15

AUSTIN In 2013 Austin was ranked by the Milken Institute’s annual index of best-performing cities as measured by where jobs are created and sustained across the U.S. 16

500 NORTH LAMAR AUSTIN, TX HIGHLIGHTS 500 N. LAMAR IS LOCATED DIRECTLY ACROSS FROM THE WORLD HEADQUARTERS OF WHOLE FOODS MARKET. THE LOCATION IS ALSO THE HEART OF VERTICAL MIXED-USE DEVELOPMENT IN AUSTIN. DEMOGRAPHICS -$98,422 HHI IN 1-MILE RADIUS -67,160 HOUSEHOLDS IN A 3-MILE RADIUS -56,834 DAYTIME POPULATION IN A 1-MILE RADIUS 17

ATLANTA Atlanta ranks as the best city for college graduates as well as the best place to start a business. 18

BROOKWOOD VILLAGE ATLANTA, GA HIGHLIGHTS BROOKWOOD VILLAGE IS STRATEGICALLY SITUATED ON PEACHTREE ROAD. ON ONE SIDE OF THE PROPERTY IS PIEDMONT HOSPITAL WITH STRONG DAYTIME POPULATION, AND BEHIND THE CENTER IS THE BROOKWOOD HILLS NEIGHBORHOOD, AN AFFLUENT AND WELL ESTABLISHED COMMUNITY. DEMOGRAPHICS -$94,855 HHI IN A 1-MILE RADIUS -75,205 HOUSEHOLDS IN A 3-MILE RADIUS -175,081 DAYTIME POPULATION IN A 3-MILE RADIUS 19

THE 5D FRAMEWORK DEMOGRAPHIC PURCHASING POWER DENSITY OF POPULATION DEMAND FOR RETAIL SPACE DESIRABILITY OF PHYSICAL LAYOUT DEMARCATION ADVANTAGE Average Household Income in a 1-mile Radius $140,000 $130,000 $120,000 $110,000 $100,000 $90,000 $80,000 $70,000 $60,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 Households in a 3-mile Radius* * Source: The Nielsen Company and Form 10-K for the year ended December 31, 2013. Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2013. Does not reflect the properties in AKR’s Opportunity Funds I through III, in which AKR owns between 20.0% to 22.2%. Information represents a weighted average household income in a 1-mile radius for each property owned by each respective company, as well as a weighted average number of households in a 3-mile radius. Averages are weighted by GLA of consolidated operating properties. 20

LOCAL SHARPSHOOTER ADVANTAGE CORE REDEVELOPMENT EXCEPTIONAL GROWTH IRREPLACEABLE CORNER PORTFOLIO PEER-LEADING VALUE CREATION INSTITUTIONAL JOINT VENTURE PIPELINE VERTICAL MIXED-USE REDEVELOPMENT AMREIT’S IRREPLACEABLE CORNER PORTFOLIO 21

LOCAL SHARPSHOOTERS PRESTON ROYAL VILLAGE SERVES PRESTON HOLLOW, ONE OF DALLA’ MOST AFFLUENT NEIGHBORHOODS. THE CENTER, OWNED FOR ALMOST 50 YEARS BY A LOCAL PARTNERSHIP, WAS ACQUIRED BY AMREIT IN AN OFF-MARKET TRANSACTION IN DECEMBER 2012 22

EXCEPTIONAL GROWTH CASE STUDY: PRESTON ROYAL VILLAGE DEMOGRAPHICS $193,351 - HHI IN A 1-MILE RADIUS 42,216 - HOUSEHOLDS IN A 3-MILE RADIUS BASE RENT PER SQUARE FOOT When Purchased - $25/Square Foot Market - $32/Square Foot New Leases- $36-$40/Square Foot Newly signed leases at Preston Royal Village are ranging from $36-$40psf. a 40-45% lift in rent over the prior rents. $45 PSF $40 PSF $35 PSF $30 PSF $25 PSF $20 PSF $15 PSF $10 PSF LEASES IN PLACE AT ACQUISTION MARKET RENTS AT ACQUISITION EXECUTED LEASES CASE STUDY PRESTON ROYAL VILLAGE 23

LOCAL SHARPSHOOTERS DISCIPLINED GROWTH GENERATING SUSTAINABLE OPERATING RESULTS TUXEDO FESTIVAL ACQUISITION (UNDER CONTRACT) LANTER LANE ACQUISITION (OFF MARKET) PRESTON ROYAL VILLAGE NEC LAND ACQUISITION (OFF MARKET) PRESTON ROYAL VILLAGE ACQUISITION (OFF MARKET) WOODLAKE SQUARE ACQUISITION (OFF MARKET) FOUNTAIN OAKS ACQUISITION GROWING THE PLATFORM 15% EACH YEAR 24

POST OAK BOULEVARD Houston, TX Post Oak Boulevard, rapidly transforming into a world class boulevard, is now home to coporate headquarters and major offices of companies such as Apache, Compass Bank, BHP, Frost Bank, and others. 25

THE UPTOWN DISTRICT Houston, TX Approximately 40% of our Houston NOI is derived from our Post Oak and Westheimer locations. 26

POST OAK BOULEVARD Houston, TX A view looking south on Post Oak Blvd. toward the galleria, one of the most productive malls in the country, and the iconic williams tower, a 64-story, 1.4 million sf office building. This rendering reflects the anticipated increase in pedestrian traffic along post oak blvd. resulting from completion of the proposed transit system. 27

LOCAL SHARPSHOOTER ADVANTAGE CORE REDEVELOPMENT EXCEPTIONAL GROWTH IRREPLACEABLE CORNER PORTFOLIO PEER-LEADING VALUE CREATION INSTITUTIONAL JOINT VENTURE PIPELINE VERTICALMIXED-USE REDEVELOPMENT AMREIT’S IRREPLACEABLE CORNER PORTFOLIO 28

A TRUSTED PARTNER INSTITUTIONAL JOINT VENTURES AmREIT is a trusted partner with Goldman Sachs, JP Morgan and AEW. Our advised funds portfolio represents a captive pipeline for growth. “AmREIT delivered on the redevelopment, leasing, and management of our shopping center, turning an under-leased asset into the first-class, core asset it is today. Our joint venture with amreit was a very positive experience and we look forward to future opportunities to work together.” -John Miller - Director, AEW Capital Management “The AmREIT relationship has been an excellent partnership. The team has in-depth local market knowledge due to their breadth of knowledge of assets in the Texas region. Amreit takes a proactive approach to management. They have been successful in identifying creative leasing solutions and in repositioning retail to add value to the underlying real estate.” -Adria Savarese - Vice President, J.P. Morgan Asset Management 29

BENEFITS OF A CAPTIVE PIPELINE Market at Lake Houston, a 101,862 sf grocery anchored center, was acquired in March 2010 from an Advised Fund. 30

MARKET AT LAKE HOUSTON HOUSTON, TX -Market at Lake Houston was in one of AmREIT’s advised funds and, once stabilized, Amreit brought it on balance sheet in March of 2010. -Center sales are over $1,000 psf (86,041 sf). -100% occupancy 31

BENEFITS OF A CAPTIVE PIPELINE Shadow Creek Ranch Town Center is a 625,000 sf grocery anchored center. The center is a current joint venture with JP Morgan. SHADOW CREEK RANCH TEXAS MEDICAL CENTER DOWNTOWN HOUSTON SHADOW CREEK RANCH TOWN CENTER PEARLAND TOWN CENTER 32

SHADOW CREEK RANCH TOWN CENTER PEARLAND, TX -Shadow Creek Ranch Town Center is located in a prime development corridor. Three new hospitals have been build adjacent to the center in the past 2 years. -Renewal rates increasing an average of 10% -99.7% occupancy -Joint Venture with JP Morgan 33

BENEFITS OF A CAPTIVE PIPELINE AmREIT brought Lantern Lane on balance sheet from and Advised Fund in June 2014. MEMORIAL HERMANN HOSPITAL SYSTEM MEMORIALCITY MALL MEMORIAL CITY OFFICE COPMPLEX MEMORIAL VILLAGES FROSTWOOD LANTERN LANE 34

LANTERN LANE HOUSTON, TX -Lantern Lane is located in the prestigious Memorial neighborhood of Houston. -Strong demographics in the area HHI within 1-mile is $163,793 -AmREIT repositioned the center by replacing a local grocer with The Fresh Market and a former video store with CVS pharmacy. -The center is currently 100% leased. 35

LOCAL SHARPSHOOTER ADVANTAGE CORE REDEVELOPMENT EXCEPTIONAL GROWTH IRREPLACEABLE CORNER PORTFOLIO PEER-LEADING VALUE CREATION INSTITUTIONAL JOINT VENTURE PIPELINE VERTICAL MIXED-USE REDEVELOPMENT AMREIT’S IRREPLACEABLE CORNER PORTFOLIO 36

CORE REDEVELOPMENT Core redevelopment is one option for significantly enhancing the value of existing properties. Possible strategies range from the expansion of a grocer to a cosmetic renovation of the facade. 37

MEMORIAL VILLAGES DOWNTOWN HOUSTON THE GALLERIA TEXAS MEDICAL CENTER ALTA WOODLAKE SQUARE APARTMENTS WOODLAKE SQUARE WESTHEIMER ROAD GESSNER ROAD Woodlake Square Retail Redevelopment COMPLETED MARKET Houston, TX SUBMARKET Westchase District HHI 3-MILE RADIUS $85,567 HOUSEHOLDS 3-MILE RADIUS $82,692 CPD $97,800 AN AMREIT PROPERTY 38

Woodlake Square Retail Redevelopment COMPLETED Redevelopment off-balance sheet with AEW of a 1970’s neighborhood shopping center on 20 acres of land into a horizontal mixed-use property. TOTAL PROJECT COST $36,000,000 COMPLETED 2013 CURRENT OCCUPANCY 96% RETAIL 181,000sf RESIDENTIAL 258units HIGHLIGHT 50% net effective rent lift AN AMREIT PROPERTY 39

ANADARKO TOWER 1 ANADARKO TOWER 2 INTERSTATE 45 THE WOODLANDS MALL THE CONTAINER STORE JARED’S THEGALLERIA OF JEWELRY TYLER’S Container Store/ Jared’s Retail Redevelopment COMPLETED MARKET Houston, TX SUBMARKET The Woodlands HHI 1-MILE RADIUS $124,069 HOUSEHOLDS 3-MILE RADIUS 26,966 CPD 26,000 (219,000 on I-45) AN AMREIT PROPERTY 40

Container Store/ Jared’s Retail Redevelopment COMPLETED Redevelopment of vacant Circuit City to accommodate the Container Store and the development of a 6,000 sf free-standing building. 184% increase in NOI COMPLETED 2013 TOTAL NET VALUE CREATION $4million AN AMREIT PROPERTY 41

WILLOWBEND ESTATES PRESTON TOWN CROSSING Preston Towne Crossing Retail Redevelopment IN PROCESS MARKET Dallas, TX SUBMARKET Plano HHI 1-MILE RADIUS $125,629 HOUSEHOLDS 3-MILE RADIUS 53,958 CPD 93,000 AN AMREIT PROPERTY 42

Preston Towne Crossing Retail Redevelopment IN PROCESS Total project renovation and re-tenanting Redevelopment of a former grocery anchor building into junior anchor spaces including the first Trader Joe’s in DFW and construction of a free standing Jos. A. Bank pad building Joint venture with JP Morgan TOTAL PROJECT VALUE $100,000,000 TOTAL PROJECT SIZE 444,000 sf g.l.a. AN AMREIT PROPERTY 43

BUCKHEAD DOWNTOWN ATLANTA FOUNTAIN OAKS Fountain Oaks Retail Redevelopment IN PROCESS MARKET Atlanta, GA SUBMARKET North Buckhead HHI 1-MILE RADIUS $96,771 HOUSEHOLDS 31,887 CPD 44,130 AN AMREIT PROPERTY 44

Fountain Oaks Retail Redevelopment IN PROCESS Re-zoning of property to allow expansion of Kroger from 60,000 – 90,000 sf Acquisition of 10-unit multifamily project on out parcel of property for expanded parking PROJECT SIZE 160,598 sf g.l.a. AN AMREIT PROPERTY 45

LOCAL SHARPSHOOTER ADVANTAGE CORE REDEVELOPMENT EXCEPTIONAL GROWTH IRREPLACEABLE CORNER PORTFOLIO PEER-LEADING VALUE CREATION INSTITUTIONAL JOINT VENTURE PIPELINE VERTICAL MIXED-USE REDEVELOPMENT AMREIT’S IRREPLACEABLE CORNER PORTFOLIO 46

DOWNTOWN HOUSTON
MEMORIAL PARK
HIGHLAND VILLAGE
WILLIAMS TOWER
UPTOWN DISTRICT
HOTEL DEREK
UPTOWN PLAZA
THE GALLERIA
JW MARRIOT
DOUBLETREE HOTEL
5433 WESTHEIMER

5433 Westheimer

Mixed-Use Redevelopment

COMPLETED

MARKET
Houston, TX

SUBMARKET
Uptown / Galleria

HHI 3-MILE RADIUS
$98,360

HOUSEHOLDS 3-MILE RADIUS
85,883

CPD
87,200

AN AMREIT PROPERTY
47

5433 Westheimer Mixed-Use Redevelopment COMPLETED Development of 152 room aLoft Hotel Toal renovation of 133,000 sf office building Conversion of former 9700 sf bank lobby to a Ruth’s Chris Steakhouse TOTAL PROJECT COST $57,000,000 COMPLETED 2014 OFFICE 122,000sf HOTEL 152Rooms RESTAURANT 9,700sf HIGHLIGHT Over 150% net effective rent increase across the entire project AN AMREIT PROPERTY 48

WILLIAMS TOWER
THE GALLERIA
POST OAK CENTRAL
POST OAK CENTER
FOUR LEAF TOWERS
BLVD PLACE
POST OAK PLAZA
1200 POST OAK
FOUR OAKS PLACE
TANGLEWOOD NEIGHBORHOOD
UPTOWN POST OAK APARTMENTS
THE MONTEBELLO
INVERNESS
WYNDEN NEIGHBORHOOD
UPTOWN PARK
HOTEL GRANDUCA
THE BAKER SITE
VILLA D'ESTE
LOOP 610

Uptown Park "The Baker Site"

Mixed-Use Redevelopment

IN PROCESS

MARKET
Houston, TX

SUBMARKET
Uptown / Galleria

HHI 1-MILE RADIUS
$179,884

HOUSEHOLDS 3-MILE RADIUS
75,273

CPD
310,000

AN AMREIT PROPERTY

51

Uptown Park “The Baker Site” Mixed-Use Redevelopment IN PROCESS Demolition of 12,000 sf of existing single-story improvements Development of a luxury mid-rise multi-family project over 20,000 sf of ground level retail MARKET VALUE OF EXISTING IMPROVEMENTS Approximately $7 million (based on current NOI) MARKET LAND VALUE Approximately $15-20 million CURRENT PROJECT STATUS In Design CONSTRUCTION COMMENCEMENT 2015 CONSTRUCTION COMPLETION 2017 POTENTIAL NET VALUE CREATION Over $20 million AN AMREIT PROPERTY 52

MEMORIAL HERMANN
MEDICAL CENTER
MEMORIAL VILLAGES
SPRING BRANCH
TANGLEWOOD
NEIGHBORHOOD
RIVERWAY OFFICE
COMPLEX
VILLA D'ESTE
MONTEBELLO
WYNDEN NEIGHBORHOOD
HOTEL GRANDUCA
1200 POST OAK
UPTOWN PARK BLVD
UPTOWN PARK
INVERNESS
SOUTHEAST CORNER
DEVELOPMENT SITE
POST OAK BLVD
LOOP 610

Uptown Park, Southeast Corner

Mixed-Use Redevelopment

IN PROCESS

MARKET
Houston, TX

SUBMARKET
Uptown / Galleria

HHI 1-MILE RADIUS
$179,884

HOUSEHOLDS 3-MILE RADIUS
75,273

CPD
310,000

AN AMREIT PROPERTY

53

Uptown Park, Southeast Corner Mixed-Use Redevelopment IN PROCESS Recapture of existing surface parking lot to allow for development of approximately 800,000 sf of gross building area, including luxury life-style hotel, residential, and retail Negotiating an LOI as Co-Developer with a national hotel developer and a national multi-family developer TOTAL PROJECT COST $190,000,000 CURRENT PROJECT STATUS In Design CONSTRUCTION COMMENCEMENT 2015 CONSTRUCTION COMPLETION 2017 HOTEL 243 Rooms RESIDENTIAL 240 Units RETIAL 16,000 sf POTENTIAL NET VALUE CREATION Over $30 million AN AMREIT PROPERTY 54

TANGLEWOOD NEIGHBORHOOD
RIVERWAY OFFICE COMPLEX
VILLA D'ESTE
MEMORIAL PARK
MONTEBELLO
UPTOWN PARK
FOUR OAKS PLACE
1200 POST OAK
INVERNESS
FOUR LEAF TOWERS
THE COSMOPOLITAN
POST OAK & SAN FELIPE
SAN FELIPE STREET
POST OAK BLVD
BLVD PLACE
HANOVER POST OAK

Post Oak & San Felipe

Mixed-Use Redevelopment

IN PROCESS

MARKET
Houston, TX

SUBMARKET
Uptown / Galleria

HHI 1-MILE RADIUS
$156,429

HOUSEHOLDS 3-MILE RADIUS
80,033

CPD
65,000

AN AMREIT PROPERTY

55

Post Oak &San Felipe Mixed-Use Redevelopment IN PROCESS Redevelopment of 13,597 of single-story improvements located on 69,000 sf of land into luxury residential tower over retail of approximately 745,000 sf of total gross building area. LOI signed with AmREIT as Co-Developer with a national multi-family developer TOTAL PROJECT COST $142,000,000 CURRENT PROJECT STATUS In Design CONSTRUCTION COMMENCEMENT 2015 CONSTRUCTION COMPLETION 2017 RESIDENTIAL 356 units RETIAL 18,000 sf POTENTIAL NET VALUE CREATION Over $15 million AN AMREITP ROPERTY 56

UPTOWN / GALLERIA WEST UNIVERSITY NEIGHBORHOOD GREENWAY PLAZA OFFICE DISTRICT RICE UNIVERSITY THE TEXAS MEDICAL CENTER CAMBRIDGE &HOLCOMBE SITE Cambridge &Holcombe High-Rise Residential Development IN PROCESS MARKET Houston, TX SUBMARKET The Medical Center HHI 3-MILE RADIUS $89,802 HOUSEHOLDS 3-MILE RADIUS 72,225 CPD 46,000 AN AMREIT PROPERTY 57

Cambridge & Holcombe High-Rise Residential Development IN PROCESS Development of a luxury residential tower on 87,000 sf of land Co-Developer with a national multi-family developer through and off-balance sheet, closed-end fund. TOTAL PROJECT COST $101,000,000 CURRENT PROJECT STATUS In Design CONSTRUCTION COMMENCEMENT 2015 CONSTRUCTION COMPLETION 2017 RESIDENTIAL 378 units AN AMREIT PROPERTY 58

WILLIAMS TOWER BBVA COMPASS THE GALLERIA POST OAK CENTER POST OAK CENTRAL BLVD PLACE THE COSMOPOLITAN FOUR OAKS PLACE POST OAK PLAZA UPTOWN POST OAK APARTMENTS 1200 POST OAK INVERNESS MONTEBELLO UPTOWN PARK VILLA D’ESTE Invernes Mixed-Use Redevelopment IN PROCESS MARKET Houston, TX SUBMARKET Uptown / Galleria HHI 1-MILE RADIUS $179,884 HOUSEHOLDS 3-MILE RADIUS 75,273 CPD 310,000 AN AMREITPRO PERTY 59

Invernes Mixed-Use Redevelopment IN PROCESS AmREIT owns a 20% interest in existing condominium project located on 2.9 acres adjacent to Uptown Park LOI with national developer to co-develop a 560,000 sf Class A office building with street level retail TOTAL PROJECT COST $200,000,000 CURRENT PROJECT STATUS Conceptualization CONSTRUCTION COMMENCEMENT 2015 CONSTRUCTION COMPLETION 2017 AN AMREIT PROPERTY 60

LOCALSHARP SHOOTER ADVANTAGE CORE REDEVELOPMENT EXCEPTIONAL GROWTH IRREPLACEABLE CORNER PORTFOLIO PEER-LEADING VALUE CREATION INSTITUTIONAL JOINT VENTURE PIPELINE VERTICAL MIXED-USE REDEVELOPMENT AMREIT’S IRREPLACEABLE CORNER PORTFOLIO 61

ABR’S 32% HIGHER THAN THE PEER AVERAGE Q1 2014 ANNUALIZED BASE RENT PSF Q4 2013 ANNUALIZED BASE RENT PSF $25 $20 $15 $10 $5 $0 $22.47 $17.04 AMRE PEER AVERAGE STABLE PORTFOLIO WITH SUPERIOR OCCUPANCY TO THE PEER AVERAGE Q1 2014 PERCENT LEASED Q4 2013 PERCENT LEASED 100% 95% 90% 85% 80% 75% 96.8% 94.5% AMRE PEER AVERAGE REDEVELOPEMENT LEASE DOWN *Peers include: FRT, AKR, WRI, BFS, AAT, REG, EQY, UBA 62

SAME STORE NOI 45% HIGHER THAN THE PEER AVERAGE SAME STORE NOI GROWTH 2010-2013 SAME STORE NOI GROWTH 2010-2013 4% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% .5% 0 3.2% 2.2% AMRE PEER AVERAGE IRREPLACEABLE CORNER PORTFOLIO CASH RELEASING SPREADS 79% HIGHER THAN THE PEER AVERAGE RELEASING SPREADS 2010-2013 RELEASING SPREADS 2010-2013 6.8% 3.8% AMRE PEER AVERAGE *Peers include: FRT, AKR, WRI, BFS, AAT, REG, EQY, UBA 63

IRREPLACEABLE CORNER PORTFOLIO WELL LADDERED DEBT MATURITY SCHEDULE WITH OPPORTUNITY FOR ACCRECTIVE REFINANCING Debt Maturity Schedule PRINCIPAL AMOUNT 80 M 70 M 60 M 50 M 40 M 30 M 20 M 10 M 0 M 5.39% 8% 4.67% 4.54% 3.21% 4.64% 4.30% N/A N/A N/A 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 8% 7% 6% 5% 4% 3% 2% 1% 0% INTEREST RATE 35% NET DEBT TO CAPITALIZATION 100% FIXED RATE DEBT 4.6% AVERAGE INTEREST RATE *2015 Maturities - Uptown Park *2016 Maturities - Plaza in the Park, Market at Lake Houston, Cinco Ranch, Southbank on the River Walk 64

IRREPLACEABLE CORNER PORTFOLIO SUPERIOR CAGR OF NOI DRIVES ACCRETIVE RETURNS AND LOWERS LONG TERM COST OF CAPITAL 55 M 50 M 45 M 40 M 35 M 30 M 25 M 20 M 2013 2014 2015 2016 2017 2018 9.0% CAGR-AMRE 4.2% PEER AVG. OVER 5 YEARS NOI - BASE LINE SAME STORE NOI GROWTH ACQUISITIONS NOI- NOT CUMULATIVE REDEVELOPMENT NOI *Peers include: FRT, AKR, WRI, BFS, AAT, REG, EQY, UBA 65

IRREPLACEABLE RETURN ON INVESTMENT 10% 8% 6% 4% YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 6.71% 6.91% 7.12% 7.33% 7.55% 5.69% 6.63% 8.34% 8.63% 8.93% 6.25% HYPOTHETICAL REIT AMRE BLENDED COST OF CAPITAL AmREIT’s current discount to nav results in an imputed cost of capital that is approximately 100 basis points higher than our peers; however the thoughtful allocation of captial into more accretive core redevelopment and institutional joint ventures is projected to yeild an above-average NOI CAGR. Exceptional NOI growth should result in reduced capital costs. Potential 8.93% Return on Investment 66

THE 5D FRAMEWORK DEMOGRAPHIC PURCHASING POWER DENSITY OF POPULATION DEMAND FOR RETAIL SPACE DESIRABILITY OF PHYSICAL LAYOUT DEMARCATION ADVANTAGE Average Household Income in a 1-mile Radius* $140,000 $130,000 $120,000 $110,000 $100,000 $90,000 $80,000 $70,000 $60,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 Households in a 3-mile Radius* * Source: The Nielsen Company and Form 10-K for the year ended December 31, 2013. Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2013. Does not reflect the properties in AKR’s Opportunity Funds I through III, in which AKR owns between 20.0% to 22.2%. Information represents a weighted average household income in a 1-mile radius for each property owned by each respective company, as well as a weighted average number of households in a 3-mile radius. Averages are weighted by GLA of consolidated operating properties. 67

FORWARD LOOKING STATEMENTS Cautionary Statement Regarding Forward-Looking Statements These materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases, which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, changes in plans and timing related to potential development projects and the anticipated costs and potential revenues associated therewith, and changes in local and general economic conditions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. While forward-looking statements reflect AmREIT’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, AmREIT disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact AmREIT’s future results, performance or transactions, see the section entitled “Risk Factors” in AmREIT’s Annual Report on Form 10-K for the year ended December 31, 2013, and other risks described in documents subsequently filed by AmREIT from time to time with the Securities and Exchange Commission. 68

MILLIONS $ 900 800 700 600 500 400 300 200 100 $865 $782 $740 $679 $568 $559 $463 $452 $452 AMRE BFS FRT AKR AAT EQY REG UBA WRI 63